Exhibit 10.2
Execution Version
AMENDMENT NO. 5 TO CREDIT AGREEMENT
     This Amendment No. 5 to Credit Agreement (this “Amendment” ) dated as of June 8, 2009 is made by and among STARBUCKS CORPORATION, a Washington corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
WITNESSETH:
     WHEREAS, the Borrower, Bank of America, as the Administrative Agent, Swing Line Lender and L/C Issuer and the Lenders have entered into that certain Credit Agreement dated as of August 12, 2005 (as amended by Amendment No. 1 to Credit Agreement dated as of August 23, 2006, Amendment No. 2 to Credit Agreement dated as of March 30, 2007, Amendment No. 3 to Credit Agreement dated as of August 6, 2007, Amendment No. 4 to Credit Agreement dated as of October 31, 2008, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a multicurrency revolving credit facility, including a letter of credit facility and a swing line facility; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to clarify the intent of the parties with respect to Amendment No. 4, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)	Section 1.01 is amended by replacing the definition of “Consolidated EBITDA” with the following:

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other expenses of the Company and its Subsidiaries reducing such

Consolidated Net Income which do not represent a cash item in such period or any future period and (v) up to $130,000,000 in the aggregate for lease termination expenses and lease exit costs (whether accounted for as restructuring costs, lease expense or otherwise) incurred during the period beginning June 30, 2008 and ending September 27, 2009 and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) non-recurring gains increasing Consolidated Net Income (or reducing net loss) which do not represent cash items for such period or any future period.
     2. Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:
(a)	The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:
(i)	the Administrative Agent shall have received five (5) original counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders; and

(ii)	such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require.
(b)	All other fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)	Before and after giving effect to this Amendment, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists; and

(b)	This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower,

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except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
     4. Consolidated Fixed Charge Coverage Ratio Calculations. The parties hereto acknowledge and agree that the definition of Consolidated EBITDA, as amended by Section l(a) of this Amendment, shall be used in calculating the Consolidated Fixed Charge Coverage Ratio for prior fiscal quarters, as well as prospectively.
     5. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents ”),sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.
     8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective

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successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

STARBUCKS CORPORATION
By:	/s/ Richard Lautch
	Name:	Richard Lautch
	Title:	vp treasurer

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ John H. Schmidt
	Name:	John H. Schmidt
	Title:	Vice President

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

WELLS FARGO BANK, N.A.
By:	/s/ Deborah S. Watson
	Name:	Deborah S. Watson
	Title:	Senior Vice President

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Director

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Director
Starbucks Corporation
Amendment Agreement No. 5
Signature Page

JPMORGAN CHASE BANK, N.A.
By:	/s/ Barry Bergman
	Name:	Barry Bergman
	Title:	Managing Director

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

U.S BANK NATIONAL ASSOCIATION
By:	/s/ Conan Schleicher
Conan Schleicher
Vice President

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

THE BANK OF NOVA SCOTIA
By:	/s/ Patrik G. Nome
	Name:	Patrik G. Nome
	Title:	Director

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH
By:	/s/ Steven Casajola
	Name:	/s/ Steven Casajola
	Title:	Vice President

By:	/s/ Rebecca O. Morrow
	Name:	Rebecca O. Morrow
	Title:	Executive Director

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
By:	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Tile:	Authorized Signatory

Starbucks Corporation
Amendment Agreement No. 5
Signature page

UBS AG, STAMFORD BRANCH
By:	/s/ Marie A. Haddad
	Name:	Marie A. Haddad
	Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ James P. Kelly
	Name:	James P. Kelly
	Title:	Managing Director

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

SCOTIABANC INC.
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Starbucks Corporation
Amendment Agreement No. 5
Signature Page

WILLIAM STREET COMMITMENT CORPORATION
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

Starbucks Corporation
Amendment Agreement No. 5
Signature Page